UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

ITEM 5.01	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan.

On September 20, 2006, Alliance One International, Inc. (the “Company”), sent a notice to its directors and executive officers as contemplated by Rule 104 of Regulation BTR, with respect to a blackout period for Alliance One International, Inc. Savings and Profit Sharing 401(k) Plan (the “Plan”) from September 22, 2006 to on or about October 16, 2006. The blackout period is a result of the merger of the DIMON Incorporated Savings and Profit Sharing Plan and the Standard Commercial Corporation Savings Incentive plan and a change in the service provider for the newly combined 401(k) Plan.  The notice provided to the Company’s directors and executive officers to this effect is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

( c )	Exhibits

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers of Alliance One, dated September 20, 2006

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2006	Alliance One International, Inc.
Registrant

By: /s/ Thomas G. Reynolds
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Thomas G. Reynolds Vice President - Controller (Chief Accounting Officer)

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Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Notice to Directors and Executive Officers of Alliance One, dated September 20, 2006…………………….	5

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